UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2014
Date of Report (Date of earliest event reported)

Radiant Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction)

000-24688
(Commission File Number)

27-2425368
(IRS Employer Identification No.)

9700 Richmond Ave., Suite 124, Houston, Texas 77042
(Address of principal executive offices)

(832) 242-6000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 7, 2014, (the "Dismissal Date"), the Board of Directors of Radiant Oil & Gas, Inc.  (“Radiant Oil & Gas” or the “Company”) voted to dismiss Malone Bailey (“MB”), terminating its relationship as the Registrant's independent registered public accounting firm.

MB had been engaged by the Company to audit the balance sheet of the Company as of December 31, 2012 and December 2011, and related statements of operations, stockholders equity, and cash flows for the years then ended, and had performed reviews of ROGI 2013 Form 10-Q filings.  None of MB’s reports on the Registrant’s financial statements during this period (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which MB served as the Registrant’s principal independent accountants.

However, while the reports of MB on the financial statements of the Registrant for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, the reports indicated that there was a substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Registrant has provided MB with a copy of this disclosure and has requested that MB furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from MB addressed to the U. S. Securities and Exchange Commission dated April 7, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 7, 2014, Radiant Oil & Gas, Inc. (“Radiant Oil & Gas” or the “Company”) announced that its Audit Committee of the Board of Directors has appointed GBH CPAs, PC (“GBH”) as the Company’s independent registered public accounting firm. GBH is replacing Malone Bailey (“MB”). The change in auditors was not due to any disagreement between the Company and MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The appointment of GBH is effective immediately.

GBH will audit the consolidated balance sheets of the Company as of December 31, 2013 (Successor) and December 31, 2012 (Predecessor), and the related consolidated statements of operations, stockholders equity and cash flows for the period October 9, 2013 to December 31, 2013 (Successor), the period from January 1, 2013 to October 8, 2013 (Predecessor) and the year ended December 31, 2012. GBH will begin its audit of ROGI immediately. Following the completion of the 2013 audit and 10-K filing, ROGI will work with GBH to file its 2014 Quarterly Reports on Form 10-Q with the SEC on an on-going and timely basis.

On April 7, 2014, the Company issued the press release, furnished as Exhibit 99.1 hereto and incorporated herein by reference, reporting that the Company has changed its independent registered public accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

Exhibit
Number             Title
16.1                     GBH Letter to SEC
99.1                     Press Release issued April 7, 2014

Note Regarding Forward-Looking Statements

The statements and information contained in this report that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward-looking statements” as defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act.  These forward-looking statements include, among others, statements, estimates and assumptions relating to the Company’s business and growth strategies, oil and gas reserve estimates, ability to successfully and economically explore for and develop oil and gas resources, exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in its business or industry, future results of operations, liquidity and ability to finance its exploration and development activities and midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation.  In addition, with respect to any pending transactions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of proposed transactions, the ability to complete proposed transactions considering various closing conditions, the benefits of any such transactions and their impact on the Company’s business, and any statements of assumptions underlying any of the foregoing.  In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf  by the undersigned thereunto duly authorized.

Radiant Oil & Gas, Inc.

By:       /s/ John Jurasin
Name: John Jurasin
Title:  Chief Executive Officer